Super Community Bank Conference Atlanta, Georgia February 2006 BNC BANCORP Exhibit 99.1
BNC BANCORP
Forward-Looking Statements
This presentation contains forward-looking statements as defined by federal securities laws. The written or oral statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections.
Please refer to BNC Bancorp’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BNC Bancorp's forward-looking statements. BNC Bancorp undertakes no obligation to revise these statements following the release of this presentation.

BNC Bancorp
Bank of North Carolina
•
One Bank Holding Company Headquartered in Thomasville,
NC.
•
Bank of North Carolina chartered in 1991.
•
NASDAQ Small Cap:  BNCN
•
$594 million in Assets
•
$81 million market capitalization
•
8 Full Service Offices
• Two new city offices opening in 2006
• 3 New Greensboro Office in SSBT acquisition
• 2 Loan Production Offices serving both the Commercial and Mortgage markets
•
Concentration in High Growth Markets
NASDAQ Small Cap:  BNCN

Corporate Governance
No Customer, Employee, Director, or
Financial Representation is worth
compromising the Integrity of our
Organization. The Integrity of BNC
Bancorp is our most cherished Asset.
NASDAQ Small Cap:  BNCN

BNC BANCORP THE FRANCHISE
Growth Markets
Located in the Piedmont Triad Region of North Carolina
– Two of the Largest MSA’s in the State (includes High Point, Winston-
Salem and Greensboro) with over 1.4 million people.
This Region has two major Interstate Highways.
– I-40 which runs from North Carolina to California
– I-85 which connects with I-95 to service the entire East Coast
The counties in the I-85/I-40 Corridor comprise the majority of the high growth markets in North Carolina.
With textiles and furniture declining, a supply of inexpensive, non-union labor is attracting new, diverse businesses.
Recently, Fed-Ex, Lowe’s and DELL have made major commitments to the area.

ALAMANCE
ALEXANDER
ALLEGHANY
ANSON
ASHE
AVERY
BEAUFORT
BERTIE
BLADEN
BRUNSWICK
BUNCOMBE
BURKE
Cabarrus
CALDWELL
CAMDEN
CARTERET
CASWELL
CATAWBA
CHATHAM
CHEROKEE
CHOWAN
CLAY
CLEVELAND
COLUMBUS
CRAVEN
CUMBERLAND
CURRITUCK
DARE
Davidson
Davie
DUPLIN
DURHAM
EDGECOMBE
Forsyth
FRANKLIN
GASTON
GATES
GRAHAM
GRANVILLE
GREENE
Guilford
HALIFAX
HARNETT
HAYWOOD
HENDERSON
HERTFORD
HOKE
HYDE
Iredell
JACKSON
JOHNSTON
JONES
LEE
LENOIR
LINCOLN
MCDOWELL
MACON
MADISON MARTIN
Mecklenburg
MITCHELL
MONTGOMERY MOORE
NASH
NEW HANOVER
NORTHAMPTON
ONSLOW
ORANGE
PAMLICO
PASQUOTANK
PENDER
PERQUIMANS
PERSON
PITT
POLK
Randolph
RICHMOND
ROBESON
ROCKINGHAM
Rowan
RUTHERFORD
SAMPSON
SCOTLAND
STANLY
STOKES
SURRY
SWAIN
TRANSYLVANIA
TYRRELL
UNION
VANCE
WAKE
WARREN
WASHINGTON
WATAUGA
WAYNE
WILKES
WILSON
YADKIN
YANCEY
High Growth Market- BNC Office
High Growth Market-BNC Lending Area
High Growth Market
Medium Growth Market
Slow Growth Market
I-40 East/West
I-85 North/South
Information Based on Market Scoring Analysis by Raymond James & Associates.
North Carolina Growth By County

High Growth Markets
Household and Employment Growth
* Denotes Office Expansion in 2005/2006
0%
5%
10%
15%
20%
25%
30%
35%
Davidson Randolph Guilford Rowan Forsyth Cabarrus Iredell
Household Growth Employment Growth
Growth (1990 – 2000)
Source:  2000 US Census Data
Solid Lines Denote National Averages
* * * *

Deposit Market Share
Growth Opportunities
Source:June 30, 2005 FDIC Deposit Statistics
Thomasville  (opened in 1991) Archdale-Trinity  (opened in 1995)
$662 million Market $210 million Market
#1 Bank of North Carolina 41.48% #1 Bank of North Carolina 28.87%
#2 BB&T 15.85% #2 Wachovia 28.41%
#3 Wachovia 12.52% #3 First National Bank 18.48%
Lexington  (opened in 1997) Kernersville  (opened in 2002)
$849 million Market $514 million Market
#1 Lexington State Bank 49.55% #1 Wachovia 27.69%
#2 Wachovia 14.81% #2 BB&T 21.71%
#3 Industrial FSB 11.12% #3 Piedmont FS&LA 14.54%
#6 Bank of North Carolina 6.80% #6 Bank of North Carolina 5.95%
High Point  (opened in 2005) Salisbury (LPO opened in 2003)
$1.574 billion Market $816 million Market
#1 High Point Bank 30.66% #1 Wachovia 30.62%
#2 Wachovia 19.64% #2 SunTrust 21.34%
#3 BB&T 18.72% #3 Farmers & Merchants 20.99%
Bank of North Carolina 0.75% Bank of North Carolina 0.97%

BNC BANCORP Financial Results Year Ended 12/31/2005
Financial Highlights 2005
25.4% $490.9M Period Ending Total Deposits
18.6% $499.2M Period Ending Total Loans
+92 bpts 14.50% Return on Avg Equity
+81 bpts 16.34% Return on Avg Tangible Equity
18.4% $4.5M Net Income
18.4% $1.03 Basic EPS
18.3% $0.97 Diluted EPS
% Change Year 2005
NASDAQ Small Cap:  BNCN

$0
$100
$200
$300
$400
$500
$600
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
Loans Deposits Assets
Consistent Record of Growth
Amounts in Millions
Compounded Annual Growth Rates
1995+ 5Yr 3Yr
Loans 28.7% 28.6% 27.2%
Deposits 26.4% 27.0% 23.4%
Assets 27.0% 26.9% 24.9%

Consistent Growth In Net Income
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
1997 1998 1999 2000 2001 2002 2003 2004 2005
Income Before Taxes Net Income
Amounts in thousands
Compounded Annual Growth Rates
1997+ 5Yr 3Yr
Income Before Taxes 29.4% 20.7% 18.1%
Net Income 31.8% 22.7% 19.9%

Diluted EPS Growth
$0.30
$0.39
$0.46
$0.60
$0.73
$0.82
$0.97
1999 2000 2001 2002 2003 2004 2005
NASDAQ Small Cap:  BNCN
+26.3%
+20.8%
+29.3%
+21.3%
+13.2%
Compounded Annual Growth Rates
1997+ 5Yr 3Yr
Diluted EPS 23.8% 20.4% 17.4%
+23.7%
+18.3%

Return on Avg Tangible Equity
8.58%
10.26%
10.50%
12.74%
14.68%
15.53%
16.34%
1999 2000 2001 2002 2003 2004 2005
NASDAQ Small Cap:  BNCN
In 2002, BNC’s acquisition
of Independence Bank
provided $50 million in
assets and diversification
into two new growth
markets.   With 60% of the
deal consideration in cash,
the transaction was
accretive in year one and
BNC was able to leverage
existing equity capital and
enhance ROE.  Since
2002, BNC has issued $16
million in Trust Preferred
Securities and $8 million in
subordinated debt to
further leverage
shareholders’ equity.

BNC BANCORP Credit Quality & Risk Management

Greensboro
Thomasville
Salisbury
High Point
Lexington
Kernersville
Archdale
Winston

BNC BANCORP

$126 $121 $104 $103 $67 $52 $37 $15 0 25 50 75 100 125 150 Total Loans by City Diversification by Expansion SSBT Blue: 2005 Blue: 2005 Red: 2002 Red: 2002
Understanding we can’t be specialist in every aspect of lending, the personality of our loan portfolio is commensurate with the experience and specialty areas of our lenders.
Strengths:
Relationship Banking
Owner Occupied Real Estate
1-4 Family Residential Rental Property
Cash Flow Lending
Our lenders are charged with identifying loan opportunities that fit our portfolio personality and can be supported and monitored by the Bank’s internal administrative infrastructure.
Lending Philosophy

0.19%
0.10%
0.23%
0.49%
0.09%
0.12%
0.38%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1999 2000 2001 2002 2003 2004 2005
Net Charge-offs to Avg Loans
0.08%
0.09%
0.14%
0.55%
0.27%
0.34%
0.40%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1999 2000 2001 2002 2003 2004 2005
Acquired
Independence Bank
in 2002
1.25%
1.31%
1.33%
1.85%
1.51%
1.27%
1.23%
0.0%
0.5%
1.0%
1.5%
2.0%
1999 2000 2001 2002 2003 2004 2005
NASDAQ Small Cap:  BNCN
Nonperforming Assets to Total Assets
Allowance for Loan Losses
Credit Quality Measures

BNC BANCORP

SterlingSouth
GREENSBORO'S BEST BANKING EXPERIENCE
(HOME)

Transaction Presentation
Table of Contents I. SterlingSouth Overview II. Transaction Overview
SterlingSouth Overview Section I.
Overview of SterlingSouth
Operations began in October 2000 in Greensboro, North Carolina (Guilford
County)
$157 million in assets, $12.9 million in total equity
Loan and deposit growth over 30% for last three years
Impeccable asset quality – virtually no NPA / charge-off history
Dynamic banking market located within the Greensboro-High Point MSA
– #8 community banking market share
Two full service branches in Guilford County – a third office opening downtown
Insiders collectively own 35% of the Company

SterlingSouth Financial Profile
Loans $119,211
Assets 148,281
Deposits 121,262
Equity 12,644
Balance Sheet ($000's)
Net Interest Income $4,532
Noninterest Income 296
Noninterest Expense 3,148
Net Income 1,129
LTM Income ($000's)
* As of and for the twelve months ended September 30, 2005.
ROAA 0.85%
ROAE 9.35%
Net Interest Margin 3.58%
Equity/ Assets 8.53%
Efficiency 65.20%
Performance Ratios

SterlingSouth Financial History
Balance Sheet 2003 2004 Q3 2005
Assets 94,275 $   123,000 $   148,281 $
Loans 76,661      96,902        119,211
Deposits 83,255      102,789      121,262
Equity 7,765        11,891        12,644
Performance
ROAA 0.00% 0.34% 0.85%
ROAE 0.01% 3.37% 9.35%
Net Interest Margin 2.53% 3.04% 3.58%
Efficiency Ratio 100.30% 81.37% 65.20%
Per Share Data
EPS - $              0.31 $         $0.89
Book Value per Share 8.43 $       9.34 $         $9.93

SterlingSouth Management Team
Ralph N. Strayhorn III: President & CEO
– 24 years of relevant community banking experience
– Former Sr. Vice President, Investors Title Insurance Company (Chapel Hill, NC)
– Former Executive Vice President, Park Meridian Financial Corp. (Charlotte, NC)
Thomas M. Nelson: Executive Vice President, CCO
– 21 years experience in commercial lending / credit
– Former Sr. Vice President, Bank of America (Charlotte, NC) – 16 years experience
Patricia M. Strickland: Sr. Vice President, COO
– 25 years of leadership experience in operations for several NC community banks
– Former COO of Independence Bank
– Former systems conversion executive with Fiserv

SterlingSouth Senior Lending Team
Jim K. Bowman: Sr. Vice President
– 30 years banking experience in real estate lending in Triad area
– Formerly employed with Park Meridian and Centura
Jay Harris:  Sr. Vice President
– 17 years business banking experience in the Triad
– Formerly employed with Bank of America and First Citizens
Curtis Weaver: Director of Leasing
– 25 years commercial leasing experience in the Triad market
– Formerly employed with BB&T; GM-Gate City Leasing
Heather Grossnickel: Senior Vice President
– 26 years commercial real estate lending experience in the Triad
– Formerly employed with Bank of America and SunTrust

Transaction Overview Section II.
Transaction Terms
Fixed exchange ratio
Aggregate purchase price
Purchase price per SSBT share
Consideration
(1)
Anticipated Closing
SSBT pro forma ownership
(1)
Board seats
Breakup Fee
Collar
1.21056 shares of BNCN for each SSBT share
$33.2 million (fully diluted)
$22.03 (based on BNC 20 day avg. price)
100% stock
Early third quarter 2006
26%
Four board seats to SSBT
$1.25 million
12% collar
(1)
Not fully diluted

Transaction Multiples /
Premiums
(1) Transactions involving targets in NC, SC, & VA in metropolitan markets
9/30/2005
Comparable
Transactions
1
Price/ LTM EPS 24.65x 33.77x
Price/ 2006E EPS 18.7x NA
Price/ Book Value 2.21x 2.61x
Core Deposit Premium 23.2% 23.9%
Market Premium 27.7% 45.7%

Transaction Merits
The proposed transaction will improve metrics that drive bank value:
–
People:
• Experienced Management team with proven performance
• Board members with deep local roots
• Strong lending group of seasoned bankers with ability to carry much large books
• Lenders and Key Employees to receive signing bonuses to insure retention
–
Earnings:
• Low cost savings estimate / infrastructure maintained to support growth
• 2006 and 2007 BNC staffing needs in support and management roles addressed by
SSBT staff (indirect cost savings)
• Revenue enhancements – significant potential
–
Higher lending limits
»
Immediate overline pickup ($10 million+ in participations sold)
»
Significant potential for additional business with current customers
–
Noninterest Income:  Mortgage, Leasing, and Wealth Management
–
Change SSBT’s investment portfolio from liquidity to earnings

Transaction Merits
–
Shareholder Liquidity:
• Pro forma shares outstanding would increase 1.68 million shares to 6 million shares
• Pro forma market cap would approximate $112.1 million
• Pro forma float to approximate 4.6 million shares
(1)
(1) Float calculated by subtracting insider ownership from shares outstanding and adding shares issued in the transaction
–
Growth:
• Increases total assets by $160m to almost $800 million
• SterlingSouth growth rate of 25%+
• Pro forma growth rate over 20%
–
Franchise / Market:
• Acquire Greensboro, Guilford County footprint
• Third largest county in North Carolina
• Provides important element to Triad strategy
• $9.5 billion deposit market
• BNC planned to enter market in the future on a de novo basis

3-Year Growth Profile
The SterlingSouth transaction should enhance BNC’s already high growth rates
Assets 24.90% 29.92%
Loans 27.20% 40.52%
Deposits 23.40% 29.95%
Equity 9.89% 15.70%
Net Income 19.90% NM
EPS 17.40% NM
SSBT BNCN

Pro Forma Financials
(1)
BNC Bancorp SterlingSouth
Pro-Forma
ASSETS
Cash Fed Funds and Balances Due $15,064 $8,009 $21,473
Gross Loans 500,948                          125,751                          626,699
Allowance for Loan Losses 6,140                              1,666                              7,806
Intangibles 3,483                              -                                 24,765
Other Assets 18,388                            3,824                              22,212
TOTAL ASSETS $594,114 $157,379 $768,845
LIABILITIES
Total Deposits $490,906 $132,661 $623,567
Short Term Debt 50,061                            11,304                            61,365
Accrued Expenses & Other Liabilities 3,567                              490                                 4,057
TOTAL LIABILITIES 544,533 144,455 689,577
TRUST PREFERRED, MINORITY INT. 16,496                            -                                 16,496
TOTAL SHAREHOLDERS' EQUITY 33,085                            12,924                            62,771
LIABILITIES & SHAREHOLDERS' EQUITY $594,114 $157,379 $768,845
(1)  Includes anticipated impact of pro forma purchase accounting adjustments.

ALAMANCE
ALEXANDER
ALLEGHANY
ANSON
ASHE
AVERY
BEAUFORT
BERTIE
BLADEN
BRUNSWICK
BUNCOMBE
BURKE
Cabarrus
CALDWELL
CAMDEN
CARTERET
CASWELL
CATAWBA
CHATHAM
CHEROKEE
CHOWAN
CLAY
CLEVELAND
COLUMBUS
CRAVEN
CUMBERLAND
CURRITUCK
DARE
Davidson
Davie
DUPLIN
DURHAM
EDGECOMBE
Forsyth
FRANKLIN
GASTON
GATES
GRAHAM
GRANVILLE
GREENE
Guilford
HALIFAX
HARNETT
HAYWOOD
HENDERSON
HERTFORD
HOKE
HYDE
Iredell
JACKSON
JOHNSTON
JONES
LEE
LENOIR
LINCOLN
MCDOWELL
MACON
MADISON MARTIN
Mecklenburg
MITCHELL
MONTGOMERY MOORE
NASH
NEW HANOVER
NORTHAMPTON
ONSLOW
ORANGE
PAMLICO
PASQUOTANK
PENDER
PERQUIMANS
PERSON
PITT
POLK
Randolph
RICHMOND
ROBESON
ROCKINGHAM
Rowan
RUTHERFORD
SAMPSON
SCOTLAND
STANLY
STOKES
SURRY
SWAIN
TRANSYLVANIA
TYRRELL
UNION
VANCE
WAKE
WARREN
WASHINGTON
WATAUGA
WAYNE
WILKES
WILSON
YADKIN
YANCEY
High Growth Market- BNC Office
High Growth Market-BNC Lending Area
High Growth Market
Medium Growth Market
Slow Growth Market
I-40 East/West
I-85 North/South
Information Based on Market Scoring Analysis by Raymond James & Associates.
North Carolina Growth By County

Surry
Wilkes
Yadkin
421
52
Forsyth
Winston-salem
29
Caswell
Guilford
Burlington
Alamance
40
Davie
Iredell
Davidson
Randolph
Chatham
Rowan
73
77
85
Kannapolis
Mecklenburg
Cabarrus
Stanly
Montgomery
Moore

Pro Forma Franchise Map BNCN SterlingSouth
Community Bank Market Share –
Greensboro MSA
Percent of
Total Market Parent
2005 Deposits Share Deposits
Rank Institution Branches ($000) (%) (%)
1 High Point Bank Corp. (NC) 8 $514,012 18.9% 100.0%
2 FNB Financial Services Corp. (NC) 10 453,547       16.7% 55.8%
3 FNB Corp. (NC) 11 427,156       15.7% 31.6%
4 Carolina Bank Holdings Inc. (NC) 4 270,909       9.9% 100.0%
5 BNCN / SterlingSouth Pro Forma 6 199,042       7.3% 34.9%
6 Randolph Bank & Trust Company (NC) 5 171,099       6.3% 82.3%
7 Fidelity Bancshares (NC) Inc. (NC) 10 122,391       4.5% 11.7%
NM SterlingSouth (NC) 2 114,864       4.2% 100.0%
8 First Bancorp (NC) 6 112,179       4.1% 7.5%
9 Bank of Oak Ridge (NC) 3 111,270       4.1% 100.0%
10 HomeTrust Bnk (NC) 2 87,211         3.2% 14.8%
NM BNC Bancorp (NC) 4 84,178         3.1% 18.5%
Other 26 254,872       9.4% NM
Total Community Banks 91 $2,723,688 100.0%

Loans are Classified by Purpose, then by Collateral. * ARMs and short balloons; all fixed rate conventional mortgages are sold
Loan Portfolio Mix
December 31, 2005   (Actual versus Pro Forma)
Consumer Commercial
Unsecured 13.1 $     Unsecured 23.4 $
Marketable Securities 2.1          Marketable Securities 13.1
Autos and Equipment 10.9        Machinery and Equipment 23.9
Total Consumer 26.1 $       A/R, Inventory, and M&E 24.7
Real Estate - Construction 107.5
Consumer Real Estate Real Estate - Commercial 161.5
Construction 9.3 $       Real Estate -  1-4 Family 78.0
Home Equity Lines of Credit 56.4        Real Estate - Multi-Family 15.7
Real Estate -  1-4 Family * 32.1        Real Estate - Land 42.2
Real Estate - Multi-Family 1.2          Real Estate - Church 5.6
Land 2.9          Total Commercial 495.6 $
Total Consumer Real Estate 101.9 $
Total Loan Portfolio 623.6 $
Consumer Commercial
Unsecured 9.1 $       Unsecured 19.6 $
Marketable Securities 0.7          Marketable Securities 9.7
Autos and Equipment 5.1          Machinery and Equipment 21.7
Total Consumer 14.9 $       A/R, Inventory, and M&E 14.6
Real Estate - Construction 83.5
Consumer Real Estate Real Estate - Commercial 127.3
Construction 6.4 $       Real Estate -  1-4 Family 71.0
Home Equity Lines of Credit 39.4        Real Estate - Multi-Family 15.2
Real Estate -  1-4 Family * 26.3        Real Estate - Land 40.7
Real Estate - Multi-Family 1.2          Real Estate - Church 5.6
Land 2.1          Total Commercial 408.9 $
Total Consumer Real Estate 75.4 $
Total Loan Portfolio 499.2 $
A
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l
P
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o
F
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m
a

BNC BANCORP Stock Performance Shareholder Returns
Employees as Stakeholders
•
Compensation for Stakeholders:
•
Incentive Plan which aligns our employees with the interests of our shareholders.  Includes regular coaching sessions by
Senior Management with all employees.
•
Philosophy:
•
Hire Exceptional, Experienced, Self-Disciplined People
•
Empower them, and
•
Reward them for contributions to our Bankwide Goal of
Enhancing Long-term ROE.

Stock Dividend History
•
25% stock dividend in 2005
•
10% stock dividend in 2003
•
25% stock dividend in 2000
•
25% stock dividend in 1999
•
25% stock dividend in 1998
•
25% stock dividend in 1997
•
10% stock dividend in 1996
•
25% stock dividend in 1995
1,000 shares in January 1995
are now
4,616 shares as of 12/31/2005

Cash Dividend History
•
$0.160 Annual Dividend:  Q1 2006
•
$0.128 Annual Dividend:  Q1 2005
•
$0.112 Annual Dividend:  Q1 2004
•
$0.086 Annual Dividend:  Q1 2003
All amounts are split adjusted
NASDAQ Small Cap:  BNCN

Growth of Investment in BNCN
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
1998 1999 2000 2001 2002 2003 2004 2005
23.5% Compound
Annual Return since 1998
NASDAQ Small Cap:  BNCN

Current Valuation
1.12
PEG Ratio  [3 Yr EPS Growth Rate]
0.96
2.8 times
19.5 times
$595M
$6.78
$18.93
$0.97
Actual
Price to LTM EPS
19.3% 27.9% Closing Stock Price on 2/3/06
Price to Tangible Book Value
9.30% 11.5% Tangible Book Value
26.9% 24.9% Total Assets, End of Year
20.4% 17.4% Diluted EPS
PEG Ratio  [5 Yr EPS Growth Rate]
5 Year
Compounded
Growth Rate
3 Year
Compounded
Growth Rate
NASDAQ Small Cap:  BNCN

BNC BANCORP Strategic Plan
Strategic Plan
Expand our market presence within the high growth areas of
Central North Carolina along the I-85/I-40 corridor.
Leverage the exceptional bankers and market potential acquired in the SterlingSouth transaction.
Identify and hire seasoned lenders of high character to lead our efforts into new high growth markets targeted for expansion.
Identify and hire seasoned lenders of high character in existing markets to further leverage our branch network.
Continue to utilize Loan Production Offices as an Entry Vehicle into desirable markets.
Plan to have LPO’s converted to full-service offices within 18 months to pursue a core-deposit base in these markets.
NASDAQ Small Cap:  BNCN

Continue to expand and enhance our risk management processes.
Utilize alternative forms of regulatory capital, when available, to enhance Leverage and Return on Average Equity.
Improve and expand our penetration into the retail markets.  Continue our 2005 initiative of behavioral and sales training, streamlined product offerings, and systems of accountability.
If core deposit growth is not sufficient to fund asset generation, we will utilize wholesale funding with maturities ranging from 6 months to 5 years as deemed prudent from an Asset-Liability perspective.
Repurchase “BNCN” shares from the open market as prescribed in the approved Plan of Repurchase.
Emphasize a company culture where all employees interests are aligned with those of the Shareholders.
NASDAQ Small Cap:  BNCN
Strategic Plan

Strategic Plan Guiding Principal for Management: Maximize Long-Term Shareholder Value by Enhancing EPS & ROE NASDAQ Small Cap: BNCN
Strategic Goals:  2006 to 2008
NASDAQ Small Cap:  BNCN
Compound EPS Growth Rate: 15%+
Return on Average Tangible Equity:  16% to 20%+
Asset Growth Rate:  $90 - $100 million
per year.
If Strategic Opportunities arise that can produce accretive quarterly results within one year, management will vigorously pursue these opportunities.  This may mean an offering of additional common equity, or an acquisition where consideration is up to 100% stock.  We do not believe that it is in our shareholders best interest to have lazy capital awaiting a “possible” opportunity.  If the opportunity arises, and it makes economic and strategic sense to our organization, we will pursue capital options as needed.